SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2011

CIGNA Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-08323 (Commission File Number)	06-1059331 (IRS Employer Identification No.)

Two Liberty Place, 1601 Chestnut Street
Philadelphia, Pennsylvania 19192
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:

(215) 761-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 13, 2011 Company officials expect to participate in meetings and discussions with investors and analysts.   During these meetings, Company officials expect to reaffirm consolidated adjusted income from operations estimates for full year 2011, which remain in the range of $1.275 billion to $1.365 billion. This outlook assumes break-even results for the Company’s Guaranteed Minimum Death Benefits (also known as “VADBe”) for full year 2011. This assumes that actual experience, including capital market performance, will be consistent with long term reserve assumptions.  Company officials also expect to reaffirm the outlook for medical membership for full year 2011, as discussed on the Company’s first quarter 2011 earnings conference call.  A transcript of that earnings call is available at http://www.cigna.com/about_us/investor_relations/recent_disclosures.html.

Consolidated adjusted income from operations is consolidated income from continuing operations excluding realized investment results, special items and results of the Company’s Guaranteed Minimum Income Benefits business, otherwise known as GMIB, which is reported in the Run-off Reinsurance segment.

Investors are strongly encouraged to review the factors cited in the Cautionary Statement included in this report and the sensitivities discussed in the “Critical Accounting Estimates” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and the Quarterly Report on Form 10-Q for the first quarter ended March 31, 2011 for further details and information.

Information is not available for management (1) to reasonably estimate future realized investment gains (losses) or (2) to reasonably estimate future GMIB business results due in part to interest rate and stock market volatility and other internal and external factors; therefore it is not possible to provide a forward-looking reconciliation of adjusted income from operations to shareholders’ income from continuing operations.  Potential losses or gains related to the GMIB business, as well as investment impairments (both of which are sensitive to equity market and interest rate movements), could either adversely or favorably impact the Company’s consolidated results of operations and financial condition, and could impact the capital of the Company’s insurance subsidiaries as well as their dividend paying capabilities.

Special items for 2011 may include potential adjustments associated with litigation, tax and assessment related items.  Information is not available for management to identify, other than these items, or reasonably estimate additional 2011 special items.

The foregoing statements represent management’s current estimate of CIGNA’s consolidated adjusted income from operations (excluding VADBe) and medical membership for full year 2011 as of the date of this report.  Actual results may differ materially depending on a number of factors, and investors are urged to read the Cautionary Statement included in this report for a description of those factors.  Management does not assume any obligation to update these estimates, whether as a result of new information, future events or otherwise, except as required by law.

CAUTIONARY STATEMENT FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

CIGNA Corporation and its subsidiaries (the “Company”) and its representatives may from time to time make written and oral forward-looking statements, including statements contained in press releases, in the Company’s filings with the Securities and Exchange Commission, in its reports to shareholders and in meetings with analysts and investors.  Forward-looking statements may contain information about financial prospects, economic conditions, trends and other uncertainties.  These forward-looking statements are based on management’s beliefs and assumptions and on information available to management at the time the statements are or were made.  Forward-looking statements include but are not limited to the information concerning possible or assumed future business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, trends and, in particular, the Company’s strategic initiatives, litigation and other legal matters, operational improvement initiatives in the health care operations, and the outlook for the Company’s full year 2011 and beyond results.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe”, “expect”, “plan”, “intend”, “anticipate”, “estimate”, “predict”, “potential”, “may”, “should” or similar expressions.

By their nature, forward-looking statements:  (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify.  Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors.  Some factors that could cause actual results to differ materially from the forward-looking statements include:

1.	increased medical costs that are higher than anticipated in establishing premium rates in the Company’s Health Care operations, including increased use and costs of medical services;
2.	increased medical, administrative, technology or other costs resulting from new legislative and regulatory requirements imposed on the Company’s businesses;
3.
challenges and risks associated with implementing operational improvement initiatives and strategic actions in the ongoing operations of the businesses, including those related to: (i) growth in targeted geographies, product lines, buying segments and distribution channels, (ii) offering products that meet emerging market needs, (iii) strengthening underwriting and pricing effectiveness, (iv) strengthening medical cost and medical membership results, (v) delivering quality service to members and health care professionals using effective technology solutions, (vi) lowering administrative costs and (vii) transitioning to an integrated operating company model, including operating efficiencies related to the transition;

4.
risks associated with pending and potential state and federal class action lawsuits, disputes regarding reinsurance arrangements, other litigation and regulatory actions challenging the Company’s businesses, including disputes related to payments to health care professionals, government investigations and proceedings, and tax audits and related litigation;

5.	heightened competition, particularly price competition, which could reduce product margins and constrain growth in the Company’s businesses, primarily the Health Care business;
6.
risks associated with the Company’s mail order pharmacy business which, among other things, includes any potential operational deficiencies or service issues as well as loss or suspension of state pharmacy licenses;

7.	significant changes in interest rates or sustained deterioration in the commercial real estate markets;
8.
downgrades in the financial strength ratings of the Company’s insurance subsidiaries, which could, among other things, adversely affect new sales, retention of current business as well as a downgrade in financial strength ratings of reinsurers which could result in increased statutory reserve or capital requirements;

9.
limitations on the ability of the Company’s insurance subsidiaries to dividend capital to the parent company as a result of downgrades in the subsidiaries’ financial strength ratings, changes in statutory reserve or capital requirements or other financial constraints;

10.	inability of the hedge programs adopted by the Company to substantially reduce equity market and interest rate risks in the run-off reinsurance operations;
11.
adjustments to the reserve assumptions (including lapse, partial surrender, mortality, interest rates and volatility) used in estimating the Company’s liabilities for reinsurance contracts covering guaranteed minimum death benefits under certain variable annuities;

12.
adjustments to the assumptions (including annuity election rates and amounts collectible from reinsurers) used in estimating the Company’s assets and liabilities for reinsurance contracts covering guaranteed minimum income benefits under certain variable annuities;

13.	significant stock market declines, which could, among other things, result in increased expenses for guaranteed minimum income benefit contracts, guaranteed minimum death benefit contracts and the Company’s pension plans in future periods as well as the recognition of additional pension obligations;
14.
significant deterioration in economic conditions and significant market volatility, which could have an adverse effect on the Company’s operations,  investments, liquidity and access to capital markets;

15.
significant deterioration in economic conditions and significant market volatility, which could have an adverse effect on the businesses of our customers (including the amount and type of health care services provided to their workforce, loss in workforce and our customers' ability to pay receivables) and our vendors (including their ability to provide services);

16.
adverse changes in state, federal and international laws and regulations, including health care reform legislation and regulation which could, among other items, affect the way the Company does business, increase cost, limit the ability to effectively estimate, price for and manage medical costs, and affect the Company’s products, services, market segments, technology and processes;

17.
amendments to income tax laws, which could affect the taxation of employer provided benefits, the taxation of certain insurance products such as corporate-owned life insurance, or the financial decisions of individuals whose variable annuities are covered under reinsurance contracts issued by the Company;

18.
potential public health epidemics, pandemics and bio-terrorist activity, which could, among other things, cause the Company’s covered medical and disability expenses, pharmacy costs and mortality experience to rise significantly, and cause operational disruption, depending on the severity of the event and number of individuals affected;

19.	risks associated with security or interruption of information systems, which could, among other things, cause operational disruption;
20.
challenges and risks associated with the successful management of the Company’s outsourcing projects or key vendors, including the agreement with IBM for provision of technology infrastructure and related services;

21.	the ability to successfully complete the integration of acquired businesses; and
22.	the political, legal, operational, regulatory and other challenges associated with expanding our business globally.

This list of important factors is not intended to be exhaustive.  Other sections of the Company’s most recent Annual Report on Form 10-K, including the “Risk Factors” section, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, and other documents filed with the Securities and Exchange Commission include both expanded discussion of these factors and additional risk factors and uncertainties that could preclude the Company from realizing the forward-looking statements.  The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION

Date: June 13, 2011
	By:	/s/ Thomas A. McCarthy
Thomas A. McCarthy
Acting Chief Financial Officer